1
Illinois Settlement
• Continued ComEd membership in PJM
• Competitive procurement for supply
• Filed competitive declaration for 100 - 400 kW customers
• Statute mandates cost recovery for purchased power
• Reduced uncertainty around conditions for ICC approval
for strategic transactions such as reorganizations or
mergers
• Immediate rate relief for customers
• Provisions to help stabilize rates
• Energy efficiency and demand response programs and
renewable portfolio standards
Protects Competitive
Markets
Protects value of
generation
Provides Strategic
Flexibility
Customer Focused
• Eliminates the IL Attorney General’s challenges to the
2006 auction
• Financial swap at market prices
• No generation tax
Exhibit 99.1